UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	December 21, 2010

ORBIT INTERNATIONAL CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

0-3936	11-1826363
(Commission File Number)	(IRS Employer Identification No.)

80 Cabot Court, Hauppauge, New York 11788
(Address of Principal Executive Offices, Including Zip Code)

(631) 435-8300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
(see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)           On December 21, 2010, Orbit International Corp. (the “Company”) elected not to renew the employment Agreement of Dennis Sunshine, the Company’s President and Chief Executive Officer.  Accordingly, Mr. Sunshine’s existing employment agreement will expire and his employment will terminate on December 31, 2010.  Additionally, in accordance with the terms of Mr. Sunshine’s employment agreement, Mr. Sunshine is obligated to resign from the Company’s Board of Directors and any committee thereof effective as of such date.

(c)	Appointment of Mitchell Binder as Acting Chief Executive Officer

The Company also announced that Mitchell Binder, its current Executive Vice President and Chief Financial Officer, has been named the Company’s Acting Chief Executive Officer, effective January 1, 2011.  Mr. Binder has been Executive Vice President of the Company since 2006, Vice President-Finance from 1986 to 2006 and Chief Financial Officer since 1983.  He has been a director of the Company since 1985. Mr. Binder has held various positions with the Company since 1983, including Treasurer and Assistant Secretary from 1983 to March 1995. Mr. Binder is a graduate of The Wharton School of Business of the University of Pennsylvania.

The terms of Mr. Binder’s compensation will continue to be as set forth in his employment agreement dated as of January 1, 2008 and filed with the Commission as an exhibit to the Company’s Report on Form 8-K on December 17, 2007, except that Mr. Binder’s annual base salary will be $328,000 and the target percentage of base salary for the annual incentive plan (“AIP”) will be increased from twenty five (25%) percent to thirty five (35%) percent of base salary.

Appointment of David Goldman as Acting Chief Financial Officer

In addition, David Goldman was named Acting Chief Financial Officer effective January 1, 2011.  Mr. Goldman has been Treasurer of the Company since June 2004 and Controller since April 2003.  From April 1999 until April 2003 he was Assistant Controller of Frequency Electronics, Inc., a commercial and defense electronics supplier, and from May 1995 to April 1999 he was its Accounting Supervisor.  Mr. Goldman is a certified public accountant and is a graduate of Adelphi University.

Mr. Goldman’s annual base salary will be $150,000.  In addition, Mr. Goldman will be entitled to participate in the Company’s AIP.  The target percentage of Mr. Goldman’s base salary for the AIP will be twenty (20%) percent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBIT INTERNATIONAL CORP.

Date: December 21, 2010	By: /s/ Mitchell Binder
Mitchell Binder, Executive Vice President
and Chief Financial Officer